CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, Ltd. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/Robin Young
                                 ----------------------
                                 Robin Young
                                 Chief Executive Officer

May 25, 2007

                             CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Globalink, Ltd. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/Ben Choi
                                 ----------------------
                                 Ben Choi
                                 Chief Executive Officer

May 25, 2007